[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

                               [graphic of stairs]

BENHAM GROUP
------------------------------------
PREMIUM GOVERNMENT RESERVE
PREMIUM CAPITAL RESERVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
PREMIUM GOVERNMENT RESERVE
(TWPXX)

Benham Group
PREMIUM CAPITAL RESERVE
(TCRXX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     Money market funds such as Premium Government Reserve and Premium Capital Reserve reaffirmed their value during the six months ended September 30, 1998, when global economic and financial conditions worsened. Stock markets worldwide suffered sharp declines, while bonds produced positive returns and money market funds continued to be a stable investment.

     This unstable market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Amid the recent turbulence, Premium Government Reserve and Premium Capital Reserve continued to perform well, providing relatively attractive yields and returns.

     In one respect, however, money market funds were affected by the market turmoil. The volume of money pouring into money market securities drove down yields. At the same time, the threat of global economic weakness caused interest rates to decline. On September 29, the Federal Reserve acknowledged the global slowdown and cut its bellwether federal funds rate for the first time in almost three years. Two weeks later, the Fed cut the rate again, providing a significant psychological boost to investors, as well as to the U.S. economy.

     The rate cuts by the Fed and declining interest rates in general make it likely that money market fund yields will trend downward in the coming months. However, money fund yields should still keep pace or remain ahead of inflation because the threat of an economic downturn is likely to hold inflation in check.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, we will be extensively testing our systems, including those involved with dividend payments.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights
   Services Update ........................................................    3
PREMIUM GOVERNMENT RESERVE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition by
   Security Type ..........................................................    5
   Portfolio Composition by
   Maturity ...............................................................    6
   Schedule of Investments ................................................    7
PREMIUM CAPITAL RESERVE
   Performance Information ................................................    9
   Management Q&A .........................................................   10
   Portfolio Composition by
   Security Type ..........................................................   10
   Portfolio Composition by
   Credit Rating ..........................................................   11
   Schedule of Investments ................................................   12
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   15
   Statements of Operations ...............................................   16
   Statements of Changes
   in Net Assets ..........................................................   17
   Notes to Financial
   Statements .............................................................   18
   Financial Highlights ...................................................   20
OTHER INFORMATION
   Retirement Account
   Information ............................................................   22
   Background Information
      Investment Philosophy
      and Policies ........................................................   23
      Comparative Indices .................................................   23
      Lipper Rankings .....................................................   23
      Credit Rating
      Guidelines ..........................................................   23
      Investment Team
      Leaders .............................................................   23
   Glossary ...............................................................   24


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

PREMIUM GOVERNMENT RESERVE

*   Premium  Government  Reserve  performed  well,   providing   investors  with
    attractive performance and stability amid volatility in global financial markets.

* As the interest rate outlook changed, we repositioned the portfolio to lock in relatively higher yields. We extended the fund's average maturity by buying more longer-term government money market securities.

* Premium Government Reserve invested primarily in securities issued by the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA, or Fannie Mae). The relatively large supply of FHLMC and Fannie Mae paper helped keep their yields attractive.

* In anticipation of falling interest rates, we'll continue to keep the portfolio's average maturity on the long side. We'll do our best to maintain the fund's yield, but we expect Premium Government Reserve's yield to decline as older, higher-yielding securities mature and we have to reinvest at lower yields.

PREMIUM CAPITAL RESERVE

* Premium Capital Reserve performed well, providing investors with attractive performance and stability amid volatility in global financial markets.

* The global economic turmoil had little direct effect on Premium Capital Reserve, though heavy demand for relatively safe cash-equivalent investments drove down yields on money market securities.

* As the interest rate outlook changed, we repositioned the portfolio to lock in relatively higher yields. We extended the fund's average maturity by buying longer-maturity securities, including high-quality commercial paper
    (CP). CP didn't attract as much demand as Treasury bills, so yields on commercial paper were relatively high.

* In anticipation of falling interest rates, we'll continue to keep the portfolio's average maturity on the long side. We'll do our best to maintain the fund's yield, but we expect Premium Capital Reserve's yield to decline as older, higher-yielding securities mature.

[left margin]

          PREMIUM GOVERNMENT RESERVE
                   (TWPXX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months                       2.59%*
    1 Year                          5.25%
NET ASSETS:                 $76.0 million
7-DAY CURRENT YIELD:                5.14%
INCEPTION DATE:                    4/1/93

            PREMIUM CAPITAL RESERVE
                   (TCRXX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months                       2.64%*
    1 Year                          5.38%
NET ASSETS:                $213.1 million
7-DAY CURRENT YIELD:                5.19%
INCEPTION DATE:                    4/1/93

* Not annualized.

See Total Returns on pages 4 and 9.
Investment terms are defined in the Glossary on page 24.


2      1-800-345-2021


Services Update
--------------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND?

     Yes. Give us a call, and we can send you the information you need to set up direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET ACCOUNT INTO MY STOCK AND BOND FUND ACCOUNTS ON A REGULAR BASIS, FOR DOLLAR-COST-AVERAGING PURPOSES?

     Yes. Our "Automatic Exchange" plan allows regularly scheduled automatic transfers from your American Century money market fund into any of your variable-price American Century stock or bond funds. You can arrange for this service with a phone call.


IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     If you are exchanging from your money market fund into your bond or stock fund, there is no limit. However, there is a limit of six exchanges per calendar year out of your bond and stock funds.

     Exchanges can be made by:

     * calling an Investor Services Representative at 1-800-345-2021

     * calling our Automated Information Line at 1-800-345-8765*

     * writing us a letter

     * visiting our Web site at www.americancentury.com*

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

[right margin]

ACCESSING YOUR  MONEY. . .

WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.

* Requires shareholder authorization.


                                                  www.americancentury.com      3


Premium Government Reserve--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                                      INCEPTION 4/1/93
                      PREMIUM GOVERNMENT   90-DAY TREASURY   INST. U.S. GOV'T. MONEY MARKET FUNDS(2)
                           RESERVE            BILL INDEX       AVERAGE RETURN    FUND'S RANKING
-------------------------------------------------------------------------------------------------
6 MONTHS(1) ..............  2.59%               2.48%            2.62%                 --
1 YEAR ...................  5.25%               5.11%            5.32%            60 OUT OF 88
-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................  5.20%               5.15%            5.27%            49 OUT OF 74
5 YEARS ..................  4.89%               4.96%            4.96%            37 OUT OF 52
LIFE OF FUND .............  4.69%               4.81%(3)         4.79%(3)         35 OUT OF 47(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 23-24 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            9/30/98           3/31/98
NUMBER OF SECURITIES          25                27
WEIGHTED AVERAGE
MATURITY                    43 DAYS           49 DAYS
EXPENSE RATIO               0.45%*             0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1998
7-DAY CURRENT YIELD         5.14%
7-DAY EFFECTIVE YIELD       5.27%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


4      1-800-345-2021


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
/photo of Amy O'Donnell/

     An interview with Amy O'Donnell, a senior portfolio manager on the Premium Government Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Premium Government Reserve performed well, providing shareholders with stability amid volatile global financial markets. For the six-month period, the portfolio returned 2.59%, compared with the 2.62% average return of the 94 "Institutional U.S. Government Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

     But unlike most of the funds in its Lipper category, Premium Government Reserve is not really an institutional fund; instead, it's intended for high net-worth individual investors. Institutional funds typically have higher minimum balances (often $1 million or more) and, more importantly, lower expenses. Premium Government Reserve's higher expenses give it a disadvantage against the institutional fund average.

     However, Premium Government Reserve has lower expenses than the average non-institutional government money market fund. As a result, the fund can offer attractive yields to individuals able to meet its $100,000 minimum investment.

     For example, according to IBC's Money Fund Report, the fund's seven-day effective yield of 5.27% compared favorably with the 4.92% yield of the average non-institutional "Taxable U.S. Government and Agency Money Fund" as of September 29 (the date closest to the period end for which data are available).

YIELDS FOR MOST U.S. FIXED-INCOME SECURITIES FELL DURING THE PERIOD. WHY?

     Weaker economic conditions, declining corporate earnings, and the absence of inflation sent interest rates lower, causing the yields of fixed-income securities to fall. Continued bad economic and financial news from Asia, Russia, and Latin America ignited investor interest in U.S. government securities as a safe haven from the problems facing stocks and corporate bonds. As the news from Asia and emerging markets worsened, demand for U.S. fixed-income securities surged.

     Interest rate and yield declines were reinforced in September and October, when the Federal Reserve lowered its federal funds rate from 5.5% to 5.0%. The Fed cut rates to bolster a faltering financial services industry hit hard by stock market losses and a U.S. economy that showed signs of catching the "Asian flu."

GIVEN THIS ENVIRONMENT, WHAT FUND STRATEGIES DID YOU EMPLOY?

     Although we managed the fund conservatively, we actively sought opportunities to buy securities with relatively high yields. This meant watching the market closely for supply and demand inequalities. For example, we'd invest in agency securities during peak periods of issuance, when yields tended to be higher.

[right margin]

"PREMIUM GOVERNMENT RESERVE PERFORMED WELL, PROVIDING SHAREHOLDERS WITH STABILITY AMID VOLATILE GLOBAL FINANCIAL MARKETS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
U.S. Gov't. Agency Discount Notes   60%
U.S. Gov't. Agency Securities       28%
Repurchase Agreements               12%

AS OF MARCH 31, 1998
U.S. Gov't. Agency Discount Notes   66%
U.S. Gov't. Agency Notes            30%
Repurchase Agreements                4%

Security types are defined on page 24.


                                                  www.americancentury.com      5


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We were also successful at locking in higher yields by purchasing long-term securities when yields were relatively high. For example, we extended Premium Government Reserve's average maturity significantly during the summer, a strategy that helped us maintain the fund's yield when interest rates fell.

CAN YOU ELABORATE ON THIS STRATEGY?

     Back in March, the consensus was that the Fed would raise interest rates to slow down the strong U.S. economy. By the summer, however, the problems in Russia and Asia became more ominous, and the potential negative impact on the U.S. economy convinced us that lower interest rates were likely. As a result, we extended Premium Government Reserve's average maturity from around 50 days in July to 80 days by early August.

     This longer average maturity worked well--when short-term interest rates fell in anticipation of a Fed rate cut, we had relatively fewer securities maturing, so we didn't have to buy much new, lower-yielding paper.

DID THE FUND'S AGENCY WEIGHTINGS CHANGE?

     Not really. We continued to focus on securities issued by the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA, or Fannie Mae) because the relatively large supply helped keep their yields attractive throughout the period.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We expect short-term interest rates to fall further. It appears that the U.S. economy could continue to weaken as a result of turmoil overseas. While we don't expect the Fed to make drastic cuts in interest rates, we do believe it will move the federal funds rate below the current 5% to stimulate the U.S. economy.

GIVEN THAT OUTLOOK, WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

     Because we anticipate lower interest rates, we'll try to keep the portfolio's average maturity on the long side in the coming months. We will continue to manage the fund very conservatively while doing our best to provide the highest yield possible for our shareholders.

[left margin]

"WE EXTENDED PREMIUM GOVERNMENT RESERVE'S AVERAGE MATURITY SIGNIFICANTLY DURING THE SUMMER, A STRATEGY THAT HELPED US MAINTAIN THE FUND'S YIELD WHEN INTEREST RATES FELL."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

AS OF SEPTEMBER 30, 1998
1-30 days         44%
31-60 days        21%
61-90 days        32%
91-180 days        3%

AS OF MARCH 31, 1998
1-30 days         47%
31-60 days        21%
61-90 days        12%
91-180 days       16%
181-397 days       4%


6      1-800-345-2021


Premium Gov't. Reserve--Sched. of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)
              $  879,000   FFCB Discount Notes, 5.40%,
                              10/8/98                              $  878,077
               2,000,000   FHLMC Discount Notes, 5.46%,
                              10/8/98                               1,997,877
               3,000,000   FHLMC Discount Notes, 5.45%,
                              10/9/98                               2,996,367
               1,240,000   FHLMC Discount Notes, 5.45%,
                              10/16/98                              1,237,184
               5,000,000   FHLMC Discount Notes, 5.38%,
                              11/20/98                              4,962,639
               4,000,000   FHLMC Discount Notes, 5.37%,
                              12/7/98                               3,960,024
               1,273,000   FHLMC Discount Notes, 5.39%,
                              12/9/98                               1,259,849
                 742,000   FHLMC Discount Notes, 5.38%,
                              12/18/98                                733,351
               1,000,000   FNMA Discount Notes, 5.39%,
                              10/9/98                                 998,802
               5,278,000   FNMA Discount Notes, 5.43%,
                              10/27/98                              5,257,302
               2,000,000   FNMA Discount Notes, 5.43%,
                              11/19/98                              1,985,232
               1,755,000   FNMA Discount Notes, 5.37%,
                              11/24/98                              1,740,864
               1,243,000   FNMA Discount Notes, 5.39%,
                              12/3/98                               1,231,275
                 694,000   FNMA Discount Notes, 5.38%,
                              12/9/98                                 686,843
               6,000,000   FNMA Discount Notes, 5.39%,
                              12/15/98                              5,932,642
               3,215,000   FNMA Discount Notes, 5.38%,
                              12/18/98                              3,177,524
               5,000,000   FNMA Discount Notes, 5.36%,
                              12/22/98                              4,938,942
                                                                 -------------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--60.1%                                       43,974,794
                                                                 -------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1)
              $5,000,000   FFCB MTN, VRN, 5.55%,
                              11/3/98, resets quarterly off the
                              3-month T-Bill rate plus 0.50%
                              with no caps                       $  5,000,000
               2,000,000   FHLB, 5.69%, 10/2/98                     2,000,004
               1,500,000   FHLB, 6.10%, 10/7/98                     1,500,098
               1,700,000   FHLB, 5.79%, 10/23/98                    1,700,192
               1,500,000   FHLB, 5.80%, 12/23/98                    1,500,542
               2,000,000   FHLB, 5.625%, 3/2/99                     2,000,000
               2,000,000   FHLMC, 13.00%, 11/4/98                   2,012,753
               5,000,000   FNMA, 6.20%, 10/14/98                    5,001,134
                                                                 -------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--28.3%                                           20,714,723
                                                                 -------------
TEMPORARY CASH INVESTMENTS

Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.30%, dated 9/30/98,
    due 10/1/98 (Delivery value $1,348,198)                         1,348,000

Repurchase Agreement, Morgan Stanley
    Group, Inc., (U.S. Treasury obligations), in
    a joint trading account at 5.30%, dated
    9/30/98, due 10/1/98 (Delivery value
    $3,585,528)                                                     3,585,000

Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.38%, dated 9/30/98,
    due 10/1/98 (Delivery value $3,585,536)                         3,585,000
                                                                 -------------

TOTAL TEMPORARY CASH
INVESTMENTS--11.6%                                                  8,518,000
                                                                 -------------

TOTAL INVESTMENT SECURITIES--100.0%                               $73,207,517
                                                                 =============

See Notes to Financial Statements


                                                  www.americancentury.com      7


Premium Gov't. Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1998.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for other U.S. Government Agency securities are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


8      1-800-345-2021


Premium Capital Reserve--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                                INCEPTION 4/1/93
                           PREMIUM    90-DAY TREASURY    INSTITUTIONAL MONEY MARKET FUNDS(2)
                       CAPITAL RESERVE   BILL INDEX       AVERAGE RETURN   FUND'S RANKING
-------------------------------------------------------------------------------------------
6 MONTHS(1) ..............  2.64%          2.48%             2.66%               --
1 YEAR ...................  5.38%          5.11%             5.40%         111 OUT OF 188
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..................  5.29%          5.15%             5.32%          88 OUT OF 149
5 YEARS ..................  4.97%          4.96%             5.03%          62 OUT OF 98
LIFE OF FUND .............  4.77%          4.81%(3)          4.87%(3)       58 OUT OF 87(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 23-24 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            9/30/98           3/31/98
NUMBER OF SECURITIES          48                59
WEIGHTED AVERAGE
MATURITY                    52 DAYS           50 DAYS
EXPENSE RATIO               0.45%*             0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1998
7-DAY CURRENT YIELD         5.19%
7-DAY EFFECTIVE YIELD       5.33%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


                                                  www.americancentury.com      9


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------

     An interview with Denise Tabacco and John Walsh, portfolio managers on the Premium Capital Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1998?

     Premium Capital Reserve performed well, providing shareholders with stability amid volatile global financial markets. For the six-month period, the portfolio returned 2.64%, compared with the 2.66% average return of the 196 "Institutional Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

     But unlike most of the funds in its Lipper category, Premium Capital Reserve is not really an institutional fund; instead, it's intended for high net-worth individual investors. Institutional funds typically have higher minimum balances (often $1 million or more) and, more importantly, lower expenses. Premium Capital Reserve's higher expenses give it a disadvantage against the institutional fund average.

     However, Premium Capital Reserve has lower expenses than the average non-institutional money market fund. As a result, the fund can offer attractive yields to individuals able to meet its $100,000 minimum investment.

     For example, according to IBC's Money Fund Report, the fund's seven-day effective yield of 5.33% compared favorably with the 4.99% yield of the average non-institutional "First Tier Taxable Money Fund" as of September 29 (the date closest to the period end for which data are available).

WHAT IMPACT DID THE FINANCIAL TURMOIL IN ASIA AND RUSSIA HAVE ON PREMIUM CAPITAL RESERVE'S PERFORMANCE?

     It had only an indirect effect on performance. The turmoil had more of an impact on the U.S. money market in general, the interest rate outlook, and our portfolio strategy.

     The sell-off in global financial markets in July and August resulted in a "flight to quality" as investors sought a safe haven for their money. This caused heavy demand for U.S. money market securities, resulting in lower yields, especially for U.S. government securities.

     As the yields for government money market securities fell, the "risk premium" (the yield difference) between those securities and corporate money market securities increased to about 35 basis points (0.35%--a basis point equals one one-hundredth of 1%).

PLEASE DESCRIBE THE RISK PREMIUM IN MORE DETAIL. WHAT IS ITS SIGNIFICANCE?

     Premium Capital Reserve invests primarily in high-quality  commercial paper
(CP) issued by corporations (see the pie charts at left). Historically, this paper has yielded about 20 basis points more than government securities such as Treasury bills. This higher yield is the "risk premium"--the additional compensation investors get for the slightly greater financial risk that CP has compared to government-backed securities.

     Fortunately, the risk reflected in the risk premium can be managed. It's important to remember that we invest primarily in "top tier" CP--securities that have been rated in the top two credit categories by at least two independent credit rating agencies. The

[left margin]

"PREMIUM CAPITAL RESERVE PERFORMED WELL, PROVIDING SHAREHOLDERS WITH STABILITY AMID VOLATILE GLOBAL FINANCIAL MARKETS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
Commercial Paper         71%
Variable-Rate Notes      18%
Asset-Backed Securities   7%
CDs                       3%
Other                     1%

AS OF MARCH 31, 1998
Commercial Paper         66%
Variable-Rate Notes      18%
Asset-Backed Securities   7%
CDs                       8%
Other                     1%

Security types are defined on page 24.


10      1-800-345-2021


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Securities & Exchange Commission (SEC) also mandates minimum credit standards for all money market funds.

     Our own internal credit research team further enhances Premium Capital Reserve's credit strength. This team constantly assesses the financial strength of companies issuing CP, sometimes rejecting investments that would have met rating agency and SEC standards.

WHAT OTHER IMPACT DID THE GLOBAL FINANCIAL TURMOIL HAVE?

     It reversed the interest rate outlook. Earlier this year, the consensus view was that U.S. interest rates would rise in response to inflation pressures caused by the U.S. economy's strong growth. By August, investors and analysts changed their tune, predicting that interest rates would fall to stimulate an economy weakened by fallout from the global financial implosions.

     As the interest rate outlook changed, we repositioned the portfolio. We bought securities with longer maturities to lock in higher yields, and we bought some shorter-term securities to keep the fund's average maturity below 90 days.

     We acquired the longer-term securities when they still yielded more than shorter-term securities. That's a normal yield environment--you'd expect to earn more yield for securities that take longer to mature and therefore expose you to a greater possibility of economic and interest rate changes.

     However, money market yields inverted in August, and one-year securities actually yielded less than three-month securities. One-year yields declined to reflect investors' belief that the Federal Reserve would cut short-term interest rates. The yields for shorter-term paper stayed higher because these securities were closer to maturity and were less likely to be affected by Fed rate cuts.

HAS THE CREDIT QUALITY OF PREMIUM CAPITAL RESERVE'S PORTFOLIO CHANGED?

     The portfolio's percentage of securities rated A-1+ by Standard & Poor's declined (see the chart at right). However, our internal credit research team continues to monitor the quality of each issuer whose securities we hold in the portfolio. Based upon this internal assessment, we believe Premium Capital Reserve's credit quality remains very strong.

     The portfolio is now dominated by companies based in the U.S. and Europe, where financial conditions are stable. But we're not taking that stability for granted--we're continuing to assess the quality of some U.S. banking securities given their lending practices and possible exposure to recent turmoil in various world financial markets. Our credit team will not hesitate to remove established U.S. banks from our approved list if they no longer meet our criteria.

WHAT IS YOUR OUTLOOK FOR PREMIUM CAPITAL RESERVE?

     We expect the fund's yield to decline as interest rates continue to fall. In September, the Fed lowered its federal funds rate target for the first time in nearly three years and followed that up with another rate cut in mid-October. These cuts will eventually force us to buy lower-yielding securities when our older, higher-yielding holdings mature. Working closely with our credit team, we will maintain high credit standards and strive to avoid vulnerable companies and industries.

[right margin]

"OUR OWN INTERNAL CREDIT RESEARCH TEAM FURTHER ENHANCES PREMIUM CAPITAL RESERVE'S CREDIT STRENGTH."

PORTFOLIO COMPOSITION BY CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
              9/30/98           3/31/98
A-1+             54%              72%
A-1              46%              28%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 23 for more information.


                                                  www.americancentury.com     11


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(1)
BANKING--4.6%
              $2,000,000   Bankers Trust New York Corp.,
                              5.48%, 10/13/98                     $  1,996,346
               3,000,000   Generale Bank, Inc.,
                              5.49%-5.52%,
                              10/22/98-12/3/98                       2,984,236
               2,000,000   IMI Funding Corp. (USA), 5.52%,
                              10/20/98                               1,994,174
               2,162,000   IMI Funding Corp. (USA), 5.52%,
                              11/6/98 (Acquired 9/4/98,
                              Cost $2,141,191)(2)                    2,150,109
                                                                 --------------
                                                                     9,124,865
                                                                 --------------
CHEMICALS & RESINS--0.4%
                 800,000   du Pont (E.I.) de Nemours & Co.,
                              5.53%, 10/27/98                          796,805
                                                                 --------------
COMMUNICATIONS EQUIPMENT--2.0%
               4,000,000   Motorola, Inc., 5.49%, 11/19/98           3,970,110
                                                                 --------------
COMMUNICATIONS SERVICES--1.1%
               2,200,000   U S WEST Communications
                              Group, 5.50%, 11/18/98                 2,183,867
                                                                 --------------
CREDIT CARD & TRADE
RECEIVABLES--19.1%
               1,499,000   Charta Corporation, 5.67%,
                              10/14/98 (Acquired 9/23/98,
                              Cost $1,494,042)(2)                    1,495,931
               7,400,000   Corporate Receivables Corp.,
                              5.52%-5.54%,
                              10/27/98-10/29/98
                              (Acquired 8/21/98-8/25/98,
                              Cost $7,323,921)(2)                    7,368,960
               8,100,000   Dakota Certificates (Citibank),
                              5.42%-5.80%,
                              10/1/98-12/11/98 (Acquired
                              8/4/98-9/30/98, Cost
                              $8,031,708)(2)                         8,057,537
               8,746,000   Falcon Asset Securities Corp.,
                              5.46%-5.55%,
                              10/1/98-11/12/98 (Acquired
                              8/7/98-9/17/98, Cost
                              $8,658,283)(2)                         8,710,333
               2,908,000   Receivables Capital Corp.,
                              5.53%-5.56%,
                              10/14/98-10/22/98, (LOC:
                              Bank of America N.T. & S.A.)
                              (Acquired 9/4/98-9/23/98,
                              Cost $2,893,796)(2)                    2,899,451
               9,800,000   WCP Funding Inc., 5.49%-5.53%,
                              10/6/98-11/24/98 (Acquired
                              7/23/98-9/10/98, Cost
                              $9,689,145)(2)                         9,761,674
                                                                 --------------
                                                                    38,293,886
                                                                 --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION &
MARKETING)--6.6%
              $3,600,000   Chevron Transport Corp.,
                              5.43%-5.52%,
                              11/3/98-12/14/98                    $  3,570,801
               2,000,000   Chevron Transport Corp., 5.48%,
                              12/18/98 (Acquired 8/20/98,
                              Cost $1,963,467)(2)                    1,976,253
               3,900,000   Petroleo Brasileiro S/A, 5.50%,
                              11/25/98                               3,867,229
               2,700,000   Statoil-Den Norske Stats, 5.50%,
                              10/28/98                               2,688,863
               1,200,000   Statoil-Den Norske Stats, 5.45%,
                              11/18/98 (Acquired 9/18/98,
                              Cost $1,188,918)(2)                    1,191,280
                                                                 --------------
                                                                    13,294,426
                                                                 --------------
FINANCIAL SERVICES--18.2%
               3,200,000   Countrywide Home Loans, Inc.,
                              5.40%, 11/12/98                        3,179,840
               3,000,000   Countrywide Home Loans, Inc.,
                              5.53%, 10/26/98 (Acquired
                              9/3/98, Cost $2,975,576)(2)            2,988,479
               4,000,000   Ford Motor Credit Co., 5.50%,
                              11/6/98                                3,978,000
               3,000,000   Ford Motor Credit Co. Puerto Rico,
                              Inc., 5.52%, 10/2/98                   2,999,540
               4,500,000   General Electric Capital Corp.,
                              5.48%-5.51%,
                              11/19/98-11/20/98                      4,465,973
               4,000,000   General Electric Financial
                              Assurance Holdings, 5.52%,
                              11/2/98                                3,980,373
               3,000,000   General Motors Acceptance Corp.,
                              5.50%, 11/17/98                        2,978,458
               2,000,000   Merrill Lynch & Co., Inc., 5.51%,
                              2/26/99                                1,954,778
               6,500,000   Morgan Stanley Dean Witter,
                              Discover & Co., 5.27%-5.50%,
                              11/16/98-2/26/99                       6,417,725
               2,300,000   National Rural Utilities Cooperative
                              Finance Corp., 5.50%, 11/9/98          2,286,296
               1,300,000   Yamaha Motor Finance Corp.,
                              5.53%, 10/28/98                        1,294,608
                                                                 --------------
                                                                    36,524,070
                                                                 --------------
INDUSTRIAL--3.2%
               6,500,000   Siebe plc, 5.52%,
                              10/2/98-10/8/98 (Acquired
                              7/7/98-7/20/98, Cost
                              $6,414,440)(2)                         6,495,784
                                                                 --------------
INSURANCE--9.4%
               3,000,000   American Family Financial
                              Services, Inc., 5.52%, 10/13/98        2,994,480
               1,374,000   General Re Corp., 5.55%,
                              10/27/98                               1,368,493

                                              See Notes to Financial Statements


12      1-800-345-2021


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $1,500,000   Marsh & McLennan Companies,
                              Inc., 5.49%, 11/5/98                $  1,491,994
               2,500,000   Marsh & McLennan Companies,
                              Inc., 5.45%, 2/26/99 (Acquired
                              8/27/98, Cost $2,430,740)(2)           2,443,986
               4,000,000   Prudential Funding Corp., 5.54%,
                              10/8/98                                3,995,691
               6,500,000   SAFECO Corporation,
                              5.45%-5.53%,
                              10/5/98-11/10/98 (Acquired
                              8/10/98-9/29/98, Cost
                              $6,454,565)(2)                         6,480,360
                                                                 --------------
                                                                    18,775,004
                                                                 --------------
METALS & MINING--2.9%
               5,900,000   Rio Tinto America Inc.,
                              5.50%-5.52%,
                              10/7/98-10/9/98 (Acquired
                              7/10/98-9/3/98, Cost
                              $5,835,931)(2)                         5,893,972
                                                                 --------------
PRINTING & PUBLISHING--1.6%
               3,200,000   Reed Elsevier Inc., 5.50%,
                              10/19/98 (Acquired 7/17/98,
                              Cost $3,154,044)(2)                    3,191,200
                                                                 --------------
RUBBER & PLASTICS--1.4%
               2,750,000   Formosa Plastics Corp. USA,
                              5.36%-5.45%,
                              12/16/98-2/12/99                       2,701,506
                                                                 --------------
TOTAL COMMERCIAL PAPER--70.5%                                      141,245,495
                                                                 --------------
CORPORATE DEBT
BANKING--9.7%
               7,000,000      American Express Centurion Bank, VRN, 5.53%-5.57%,
                              10/13/98-10/21/98,  resets monthly off the 1-month
                              LIBOR
                              minus 0.06% with no caps               7,000,000
               8,000,000   KeyBank N.A., VRN, 5.51%,
                              10/1/98, resets daily off the
                              Federal Funds rate plus 0.07%
                              with no caps                           7,999,320
               1,500,000   KeyBank N.A., VRN, 5.55%,
                              10/23/98, resets monthly off
                              the 1-month LIBOR minus
                              0.045% with no caps                    1,499,784
               3,000,000   U.S. Bank NA Minnesota, VRN,
                              5.57%, 10/8/98, resets
                              monthly off the 1-month LIBOR
                              minus 0.06% with no caps               2,999,399
                                                                 --------------
                                                                    19,498,503
                                                                 --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--1.2%
             $   358,000   Merrill Lynch & Co., Inc. MTN,
                              Series B, VRN, 5.82%,
                              10/1/98, resets daily off the
                              Federal Funds rate plus 0.375%
                              with no caps                         $   358,042
               2,000,000   Merrill Lynch & Co., Inc. MTN,
                              Series B, VRN, 5.84%,
                              10/5/98, resets quarterly off
                              the 3-month LIBOR plus 0.15%
                              with no caps                           2,002,121
                                                                 --------------
                                                                     2,360,163
                                                                 --------------
INSURANCE--6.8%
               6,000,000   General American Life Insurance
                              Company, VRN, 5.85%, 10/1/98,
                              resets monthly off the 1-month
                              LIBOR plus 0.20% with no caps
                              (Acquired 1/3/97-7/7/97, Cost
                              $6,000,000)(2)                         6,000,000
               3,000,000   Jackson National Life Insurance Co.,
                              VRN, 5.82%, 10/13/98, resets
                              monthly off the 1-month LIBOR
                              plus 0.19% with no caps
                              (Acquired 6/10/98, Cost
                              $3,000,000)(2)                         3,000,000
               4,600,000   Travelers Insurance Company (The), VRN,
                              5.63%-5.67%, 10/9/98-10/22/98,
                              resets monthly off the 1-month
                              LIBOR plus 0.04% with no caps
                              (Acquired 5/22/98-6/8/98,
                              Cost $4,600,000)(2)                    4,600,000
                                                                 --------------
                                                                    13,600,000
                                                                 --------------
TOTAL CORPORATE DEBT--17.7%                                         35,458,666
                                                                 --------------
ASSET-BACKED SECURITIES
               2,446,127   Americredit Automobile Receivables
                              Trust, Series 1998 B, Class A1
                              SEQ, 5.63%, 6/12/99                    2,446,128
               1,864,878   Americredit Automobile Receivables
                              Trust, Series 1998 C, Class A1
                              SEQ, 5.64%, 9/12/99                    1,864,878
               3,130,463   Caterpillar Financial Asset Trust,
                              Series 1998 A, Class A1 SEQ,
                              5.64%, 7/26/99                         3,130,461
                 651,016   Chase Manhattan Auto Owner
                              Trust, Series 1998 B, Class A1
                              SEQ, 5.58%, 5/10/99                      651,016
               3,517,042   Contimortgage Home Equity Loan
                              Trust, Series 1998-2, Class A1
                              SEQ, 5.65%, 6/15/99                    3,517,042

See Notes to Financial Statements


                                                 www.americancentury.com      13


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $  644,256   Ford Credit Auto Owner Trust,
                              Series 1998 A, Class A1 SEQ,
                              5.55%, 2/15/99                       $   644,256
               1,346,868   Ford Credit Auto Owner Trust,
                              Series 1998 C, Class A1 SEQ,
                              5.61%, 1/15/99                         1,346,868
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES--6.8%                                 13,600,649
                                                                 --------------

CERTIFICATES OF DEPOSIT
               4,000,000   Bayerische Landesbank
                              Girozentrale (New York Branch),
                              5.66%, 2/22/99                         4,000,000
               3,000,000   Deutsche Bank AG, 5.70%,
                              3/5/99                                 2,999,390
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT--3.5%                                  6,999,390
                                                                 --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
BANK NOTES--1.5%
              $3,000,000   BankBoston Corp., 5.60%,
                              12/31/98                            $  3,000,000
                                                                 --------------
TOTAL INVESTMENT SECURITIES--100.0%                               $200,304,200
                                                                 ==============

NOTES TO SCHEDULE OF INVESTMENTS

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective September 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  The rates for commercial paper are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30,1998, was $84,549,374, which represented 39.7% of net assets. Restricted securities which were considered illiquid represented 3.6% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


14      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)
                                                  PREMIUM           PREMIUM
                                                 GOVERNMENT         CAPITAL
                                                  RESERVE           RESERVE
ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) .......     $    73,207,517      $   200,304,200
Cash .................................           2,406,670           14,276,198
Interest receivable ..................             524,950              562,135
                                           ---------------      ---------------
                                                76,139,137          215,142,533
                                           ---------------      ---------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ................               1,565              359,892
Payable for capital shares
  redeemed ...........................              27,953            1,455,338
Accrued management fees
  (Note 2) ...........................              26,755               79,531
Dividends payable ....................              50,542              140,505
Accrued expenses and
  other liabilities ..................                  40                  179
                                           ---------------      ---------------
                                                   106,855            2,035,445
                                           ---------------      ---------------
Net Assets ...........................     $    76,032,282      $   213,107,088
                                           ===============      ===============
CAPITAL SHARES,
$0.01 PAR VALUE
Authorized ...........................       1,000,000,000        1,000,000,000
                                           ===============      ===============
Outstanding ..........................          76,032,668          213,112,124
                                           ===============      ===============
Net Asset Value Per Share ............     $          1.00      $          1.00
                                           ===============      ===============
NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ...................     $    76,032,668      $   213,112,124
Accumulated net realized
  loss on investments ................                (386)              (5,036)
                                           ---------------      ---------------
                                           $    76,032,282      $   213,107,088
                                           ===============      ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); and net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Statements of Operations
--------------------------------------------------------------------------------

                                                    PREMIUM          PREMIUM
FOR THE SIX MONTHS ENDED                           GOVERNMENT        CAPITAL
SEPTEMBER 30, 1998 (UNAUDITED)                      RESERVE          RESERVE

INVESTMENT INCOME
Income:
Interest ..................................       $ 1,645,278       $ 5,437,927
                                                  -----------       -----------
Expenses (Note 2):
Management fees ...........................           133,136           432,039
Directors' fees and expenses ..............               230               745
                                                  -----------       -----------
                                                      133,366           432,784
                                                  -----------       -----------
Net investment income .....................         1,511,912         5,005,143
                                                  -----------       -----------
Net realized loss on investments ..........              --                (662)
                                                  -----------       -----------
Net Increase in Net Assets
  Resulting from Operations ...............       $ 1,511,912       $ 5,004,481
                                                  ===========       ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

                                              See Notes to Financial Statements


16   1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                           PREMIUM GOVERNMENT RESERVE         PREMIUM CAPITAL RESERVE
                                          SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,     MARCH 31,
Increase in Net Assets                        1998             1998             1998             1998

OPERATIONS
Net investment income ................   $   1,511,912    $   2,319,208    $   5,005,143    $   8,912,910
Net realized loss on investments .....            --               (380)            (662)          (3,329)
                                         -------------    -------------    -------------    -------------
Net increase in net assets
   resulting from operations .........       1,511,912        2,318,828        5,004,481        8,909,581
                                         -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...........      (1,511,912)      (2,319,208)      (5,005,143)      (8,912,910)
                                         -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ............     157,779,359      115,269,165      225,537,843      380,763,052
Proceeds from reinvestment
  of distributions ...................       1,460,591        2,261,393        4,763,974        8,514,911
Payments for shares redeemed .........    (127,702,366)    (111,873,462)    (199,680,757)    (360,745,777)
                                         -------------    -------------    -------------    -------------
Net increase in net assets
  from capital share transactions ....      31,537,584        5,657,096       30,621,060       28,532,186
                                         -------------    -------------    -------------    -------------
Net increase in net assets ...........      31,537,584        5,656,716       30,620,398       28,528,857

NET ASSETS
Beginning of period ..................      44,494,704       38,837,988      182,486,690      153,957,833
                                         -------------    -------------    -------------    -------------
End of period ........................   $  76,032,288    $  44,494,704    $ 213,107,088    $ 182,486,690
                                         =============    =============    =============    =============
TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .................................     157,779,359      115,269,165      225,537,843      380,763,071
Issued in reinvestment
  of distributions ...................       1,460,591        2,261,393        4,763,974        8,514,911
Redeemed .............................    (127,702,366)    (111,873,462)    (199,680,757)    (360,745,777)
                                         -------------    -------------    -------------    -------------
Net increase .........................      31,537,584        5,657,096       30,621,060       28,532,205
                                         =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Premium Government Reserve Fund (Government Reserve) and American Century - Benham Premium Capital Reserve Fund (Capital Reserve) (the Funds) are two of the three funds issued by the Corporation. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the Funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. The Funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

     At March 31, 1998, accumulated net realized short-term capital loss carryovers of $2,814 for Capital Reserve (expiring 2004 through 2006) may be used to offset future taxable gains. The Fund has elected to treat $1,560 of net capital losses incurred in the five month period ended March 31, 1998, as having been incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each Fund is 0.45%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      19


Premium Gov't. Reserve--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                         1998(1)              1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...............   $     1.00        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment
  Operations
  Net Investment Income ...........         0.03              0.05           0.05           0.05           0.05           0.03
                                      ----------        ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment
  Income ..........................        (0.03)            (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value,
End of Period .....................   $     1.00        $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                      ==========        ==========     ==========     ==========     ==========     ==========
  Total Return(2) .................         2.59%             5.25%          5.07%          5.49%          4.62%          2.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............         0.45%(3)          0.45%          0.45%          0.44%          0.45%          0.45%
Ratio of Net Investment Income
to Average Net Assets .............         5.11%(3)          5.13%          4.96%          5.30%          4.84%          2.72%
Net Assets, End of Period
(in thousands) ....................   $   76,032        $   44,495     $   38,838     $   26,191     $   16,381     $    5,459

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


20      1-800-345-2021


Premium Capital Reserve--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                     1998(1)               1998            1997            1996            1995            1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 -----------        -----------     -----------     -----------     -----------     -----------
Income From Investment
  Operations
  Net Investment Income ......          0.03               0.05            0.05            0.05            0.05            0.03
                                 -----------        -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment
  Income .....................         (0.03)             (0.05)          (0.05)          (0.05)          (0.05)          (0.03)
                                 -----------        -----------     -----------     -----------     -----------     -----------
Net Asset Value,
End of Period ................   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                 ===========        ===========     ===========     ===========     ===========     ===========
  Total Return(2) ............          2.64%              5.38%           5.13%           5.58%           4.66%           2.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........          0.45%(3)           0.45%           0.45%           0.45%           0.45%           0.45%
Ratio of Net Investment Income
to Average Net Assets ........          5.21%(3)           5.26%           5.01%           5.50%           4.76%           2.83%
Net Assets, End of Period
(in thousands) ...............   $   213,107        $   182,487     $   153,958     $   133,417     $   138,428     $    38,823

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      21


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for a fund performance comparison. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Premium Reserve Money Market funds are:

     INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     INSTITUTIONAL MONEY MARKET FUNDS (Premium Capital Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     A-1+ and A-1 are Standard & Poor's highest ratings for commercial paper.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     AMY O'DONNELL
     DENISE TABACCO
     JOHN WALSH

CORPORATE CREDIT RESEARCH MANAGER
     GREG AFIESH


                                                 www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in the fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 20-21.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

* CERTIFICATES OF DEPOSIT (CDS)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY NOTES--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* VARIABLE-RATE NOTES (VRNS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate.


24      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY PREMIUM RESERVES, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14214                                            Funds Distributor, Inc.

[front cover]                                                 September 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

                               [graphic of stairs]

BENHAM GROUP
------------------------------------
PREMIUM BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

Why We Changed

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable while helping you keep abreast of your fund's strategy and performance.

What's New

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but reduces the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative and user-friendly publication.

We hope you enjoy it.

[left margin]

Benham Group
PREMIUM BOND
(ACBPX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended September 30, 1998, interest rates fell worldwide as investors reacted to worsening global economic and financial conditions. To help stem the negative tide, the Federal Reserve (the U.S. central bank) cut its bellwether federal funds rate in September, the first rate cut in almost three years. Two weeks later, it lowered the rate again, providing a significant psychological boost to investors as well as to the U.S. economy. But by the time the Federal Reserve reacted, falling interest rates, combined with increased demand for the relative safety of U.S. Treasury securities, had sparked the biggest rally in the Treasury market since 1995.

     U.S. bonds, with the exception of corporate bonds, generally outperformed U.S. stocks, which posted mostly negative returns for the period. Money market securities continued to be a stable investment.

     This volatile market environment illustrated the importance of a diversified investment portfolio. Allocating your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against dramatic changes in the economic or investment climate.

     Benham Premium Bond, like most U.S. bond funds, had a positive return, but its performance was modest compared with pure Treasury funds. The fund's diversified portfolio of Treasury, mortgage-backed, corporate, asset-backed, and government agency bonds performs best versus pure Treasury portfolios when interest rates are relatively stable. In a sharply falling interest rate environment, Treasurys tend to outperform other types of bonds. The Premium Bond fund investment team worked hard to find attractive yields and good buys in this low interest rate environment.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Through the rest of 1998 and 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments.

     Finally, we hope you like the new design of this report. It's intended to make the important information you need about your fund easier to find and read.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
PREMIUM BOND
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Portfolio Composition
   by Security Type .......................................................    6
   Portfolio Composition
   by Credit Rating .......................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   12
   Statement of Operations ................................................   13
   Statements of Changes
   in Net Assets ..........................................................   14
   Notes to Financial
   Statements .............................................................   15
   Financial Highlights ...................................................   17
OTHER INFORMATION
   Retirement Account
   Information ............................................................   18
   Background Information
      Investment Philosophy
      and Policies ........................................................   19
      Comparative Indices .................................................   19
      Lipper Rankings .....................................................   19
      Credit Rating
      Guidelines ..........................................................   19
      Investment Team
      Leaders .............................................................   19
    Glossary ..............................................................   20


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* One of the worst global financial meltdowns in recent history provided the framework for a sharp decline in interest rates during the six months ended September 30, 1998.

* In the U.S., investors' fears of inflation in early spring turned into concern over the possibility of recession by late summer amid intensifying global turmoil.

* Hoping to add stability to worldwide markets and dampen the liquidity crisis that seemed to be quickly spreading across the globe, the Federal Reserve lowered short-term interest rates in September--the first rate reduction in nearly three years--and again in October.

* With global economic uncertainty foremost in investors' minds, the safety and liquidity of U.S. Treasury securities took on added appeal.

* Although Treasury securities posted strong returns for the period, corporate bond gains were much more modest.

*   Mortgage-backed security returns were also comparatively disappointing.

MANAGEMENT Q&A

* Premium Bond's performance reflected the diversified nature of its portfolio--Treasury securities performed extremely well, but those gains were kept in check by the comparatively lower returns of corporate and mortgage-backed securities.

* To insulate the portfolio from market volatility, we started positioning it more defensively in July.

* One of the ways we accomplished this was to use the money from maturing securities and incoming cash flows to increase the portfolio's Treasury position.

* Another defensive play was to reduce the portfolio's holdings of corporate bonds whose underlying companies had direct exposure to overseas markets.

* Effective September 1, Premium Bond was allowed to invest up to 15% of its portfolio in BB securities.

* Despite earlier expectations to the contrary, continued problems in Southeast Asia, Russia, and Latin America finally seem to be exacting a toll on U.S. economic growth.

* We will likely maintain the portfolio's current defensive stance until there are further signs that global economic problems are being successfully resolved.

[left margin]

"WITH GLOBAL ECONOMIC UNCERTAINTY FOREMOST IN INVESTORS' MINDS, THE SAFETY AND LIQUIDITY OF U.S. TREASURY SECURITIES TOOK ON ADDED APPEAL."

                 PREMIUM BOND
                   (ACBPX)
TOTAL RETURNS:              AS OF 9/30/98
    6 Months                       6.30%*
    1 Year                         10.75%
NET ASSETS:                 $96.4 million
30-DAY SEC YIELD:                   5.32%
INCEPTION DATE:                    4/1/93

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

SPREADING FINANCIAL CRISES...

     One of the worst global financial meltdowns in recent history provided the framework for a sharp decline in interest rates during the six months ended September 30, 1998. Problems in Southeast Asia mushroomed in early 1998, spreading to Russia and Latin America.

     In the U.S., investors' fears of inflation in early spring turned into concern over the possibility of recession by late summer amid intensifying economic turmoil. A flurry of profits warnings issued by many of corporate America's hallmark companies lent credence to that notion.

 ...AND A TREASURY MARKET RALLY...

     With global economic uncertainty foremost in investors' minds, the safety and liquidity of U.S. Treasury securities took on added appeal. The increased demand sent Treasury prices soaring and caused their yields, which move opposite their prices, to fall sharply (see the accompanying graph). The Salomon Brothers Treasury Index, which broadly represents the performance of the Treasury market, returned 12.93%.

 ...LED TO LOWER INTEREST RATES...

     Hoping to add stability to worldwide markets and dampen the liquidity crisis that seemed to be spreading quickly across the globe, the Federal Reserve lowered short-term interest rates in September--the first rate reduction in nearly three years--and again in October. The rate cuts reinforced the lower-interest-rate trend that had gained momentum since late July.

 ...BUT ONLY MODEST RETURNS FOR CORPORATE BONDS...

     Corporate bonds lagged Treasurys--the Lehman Brothers Corporate Bond Index returned 5.9%. A lack of demand was partially to blame --investor concerns that global turmoil would hamper U.S. corporate profits kept a tight lid on demand for corporate bonds. From the supply side, many large international investors and hedge funds were forced to hastily sell corporates to cover market-timing bets that had gone awry.

 ...AND MORTGAGE-BACKED SECURITIES.

     Mortgage-backed security returns were also comparatively disappointing--the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index returned 4.5%. In addition to some of the same supply problems that faced corporate bonds, mortgage-backeds were also hit hard by the decade's third major refinancing wave. Mortgage refinancings are undesirable because they shorten the life of mortgage-backed securities and cause investors to reinvest in lower-yielding securities, dampening returns.

[right margin]

"IN THE U.S., INVESTORS' FEARS OF INFLATION IN EARLY SPRING TURNED INTO CONCERN OVER THE POSSIBILITY OF RECESSION BY LATE SUMMER AMID INTENSIFYING ECONOMIC TURMOIL."

[line chart - data below]

TREASURY YIELD CURVES

Years to Maturity         3/31/98            9/30/98
1                          5.34%              4.39%
2                          5.52%              4.26%
3                          5.53%              4.38%
4                          5.59%              4.35%
5                          5.55%              4.21%
6                          5.60%              4.29%
7                          5.65%              4.36%
8                          5.63%              4.38%
9                          5.60%              4.39%
10                         5.58%              4.41%
11                         5.61%              4.48%
12                         5.63%              4.55%
13                         5.66%              4.63%
14                         5.68%              4.70%
15                         5.71%              4.77%
16                         5.76%              4.84%
17                         5.80%              4.91%
18                         5.85%              4.99%
19                         5.89%              5.06%
20                         5.94%              5.13%
21                         5.93%              5.11%
22                         5.92%              5.10%
23                         5.92%              5.08%
24                         5.91%              5.07%
25                         5.90%              5.05%
26                         5.89%              5.03%
27                         5.89%              5.02%
28                         5.88%              5.00%
29                         5.88%              4.99%
30                         5.87%              4.97%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Premium Bond--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1998

                                              INCEPTION 4/1/93
                        PREMIUM   LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)
                          BOND       BOND INDEX     AVERAGE RETURN    FUND'S RANKING
---------------------------------------------------------------------------------------
6 MONTHS(1) ............  6.30%         6.66%            6.00%              --
1 YEAR ................. 10.75%        11.51%           10.40%         54 OUT OF 149
---------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ................  8.15%         8.67%            7.99%         44 OUT OF 122
5 YEARS ................  6.79%         7.21%            6.54%         21 OUT OF 71
LIFE OF FUND ...........  7.03%         7.55%           7.18%(3)       32 OUT OF 64(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 19-20 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 9/30/98
Lehman Aggregate Bond Index    $14,921
Premium Bond                   $14,526

                                Lehman Aggregate
               Premium Bond        Bond Index
DATE              VALUE              VALUE
4/1/93           $10,000            $10,000
6/30/93          $10,187            $10,265
9/30/93          $10,462            $10,533
12/31/93         $10,454            $10,539
3/31/94          $10,091            $10,237
6/30/94          $9,954             $10,131
9/30/94          $10,002            $10,193
12/31/94         $10,024            $10,232
3/31/95          $10,543            $10,748
6/30/95          $11,262            $11,402
9/30/95          $11,481            $11,626
12/31/95         $12,038            $12,121
3/31/96          $11,757            $11,906
6/30/96          $11,785            $11,974
9/30/96          $11,997            $12,196
12/31/96         $12,368            $12,562
3/31/97          $12,295            $12,491
6/30/97          $12,703            $12,950
9/30/97          $13,117            $13,380
12/31/97         $13,464            $13,773
3/31/98          $13,666            $13,988
6/30/98          $13,964            $14,315
9/30/98          $14,526            $14,921

$10,000 investment made 4/1/93

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each chart. Premium Bond's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                                Lehman Aggregate
               Premium Bond       Bond Index
DATE              RETURN            RETURN
9/30/93*           4.62%             5.33%
9/30/94           -4.39%            -3.22%
9/30/95           14.80%            14.06%
9/30/96            4.49%             4.90%
9/30/97            9.32%             9.71%
9/30/98           10.75%            11.51%

* From 4/1/93 (the fund's inception date) to 9/30/93.


4      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
/photo of Jeff Houston/

     An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30?

     Premium Bond's performance reflected the diversified nature of its portfolio. Treasury securities performed extremely well, but the comparatively smaller gains of corporate and mortgage-backed securities weighed on fund returns. The fund's total return was 6.30%, which before expenses was slightly below the 6.66% return of its benchmark, the Lehman Aggregate Bond Index. (See Total Returns on the previous page for fund performance comparisons.)

HOW DID THE PORTFOLIO CHANGE?

     We shifted the portfolio to a more defensive stance beginning in July.

WHAT PROMPTED THIS STRATEGY SHIFT?

     Given the increasing intensity of economic problems overseas, it seemed likely that the Federal Reserve (the Fed) would need to lower short-term rates. That outlook was strengthened in August, when corporate bonds and stocks suffered sharp losses.

     The selloff was viewed by the Fed as evidence that it was time to lower short-term interest rates to try and stem global financial turmoil.

WHAT DID YOU DO TO THE PORTFOLIO TO MAKE IT MORE DEFENSIVE?

     One way was to use the money from maturing securities and incoming cash flows to increase the portfolio's Treasury position. We added intermediate-maturity Treasurys because they stood to gain the most if the Fed lowered rates. That's because yields of securities in this area tend to fall more than either shorter- or longer-term securities when the Fed initially lowers rates.

     By the end of September, we had increased the percentage of Treasurys in the portfolio to 33% of assets, making Treasurys the fund's largest holding (see Portfolio Composition by Security Type on page 6).

     Another defensive play was to reduce the portfolio's holdings of corporate bonds whose underlying companies had direct exposure to overseas markets. With economic uncertainty overseas increasing, we favored corporates that derived most of their profits domestically. More specifically, we started emphasizing bonds of companies that tend to provide more stable returns during economic upheaval. Telecommunications and utility bonds are some good examples.

CORPORATE BONDS REPRESENTED THE PORTFOLIO'S SECOND LARGEST HOLDING. HOW DID THEY FARE?

     Unlike Treasury securities, corporate bonds suffered from a lack of demand and an overabundance of supply, causing their returns to lag. Equity markets began to slump after peaking in mid-July, when many bellwether corporations warned that their profits would suffer from troubles overseas.

     The stock market's problems caused investors to shun corporate bonds. Keep in mind that a company's profits warnings are nearly as much a concern to a

[right margin]

"TREASURY SECURITIES PERFORMED EXTREMELY WELL, BUT THE COMPARATIVELY SMALLER GAINS OF CORPORATE AND MORTGAGE-BACKED SECURITIES WEIGHED ON FUND RETURNS."

PORTFOLIO AT A GLANCE
                            9/30/98          3/31/98
NUMBER OF SECURITIES          123               98
WEIGHTED AVERAGE
MATURITY                    8.8 YRS          10.7 YRS
AVERAGE DURATION            4.6 YRS           4.7 YRS
EXPENSE RATIO               0.45%*             0.45%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1998

30-DAY SEC YIELD            5.32%

Investment terms are defined in the Glossary on page 20.


                                                  www.americancentury.com      5


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

bond investor as to a stock investor--both are negatively affected if a business becomes less profitable since it often causes the stocks and bonds issued by the company to fall in price.

WHAT CAUSED THE SURGE IN CORPORATE BOND SUPPLY?

     A significant portion of the corporate debt market's supply problems can be traced to two factors. The first was that a tremendous wave of new corporate securities that was issued by companies rushing in to take advantage of low interest rates. The second was that many large international investors and hedge funds unloaded huge amounts of securities. Some of these investors bet heavily that Treasury yields would begin to converge with the yields of other types of fixed-income securities.

     Unfortunately for many of these investors, their bets turned sour by August, forcing them to close their corporate positions, locking in significant losses. These funds quickly dumped corporates and other higher-yielding securities and bought Treasurys. This caused demand for Treasurys to surge, while unleashing a large influx of corporate and mortgage securities back into the market.

WHAT DID THIS DO TO THE INTEREST RATE DIFFERENCE BETWEEN TREASURYS AND CORPORATE BONDS?

     The surge in supply helped to widen the difference in yields even further. The yield spread, or difference, that corporate bonds pay over Treasurys nearly doubled during the six months. For instance, in April, the difference in yield between a 10-year, A-rated corporate industrial bond and a 10-year Treasury note was 55 basis points (0.55%--a basis point equals 0.01%). However, by the end of September, that spread had widened to 110 basis points.

EFFECTIVE SEPTEMBER 1, PREMIUM BOND WAS ALLOWED TO INVEST IN SECURITIES RATED BB. WHY THE CHANGE?

     The ability to invest in BB securities allows us greater flexibility in our efforts to enhance returns by venturing into an area of the market that's largely overlooked. "High-yield" investors typically focus on corporates with B or lower credit quality. Meanwhile, most large institutional investors focus on BBB or higher rated securities.

     Thanks to our strong credit research team, we can carefully investigate the spectrum of BB securities, which should give Premium Bond an advantage over many of its competitors. Overall, we believe that the untapped BB portion of the market is inefficiently priced, making it worth our while to sift through these securities. However, when we eventually add such securities to the portfolio, we will do so very selectively.

MORTGAGE-BACKED SECURITIES REPRESENTED THE PORTFOLIO'S THIRD-LARGEST HOLDING. WHAT WAS BEHIND THEIR UNDERPERFORMANCE RELATIVE TO TREASURYS?

     The main reason mortgage-backeds lagged was because of heavy refinancings. The sharp drop in interest rates meant a continuance of the third major refinancing wave this decade. (The first two took place in 1993 and in 1995-96.) Starting in July, refinancing activity increased sharply as homeowners rushed in to take advantage of record low mortgage rates.

     As a result, mortgage-backed investors were faced with reinvesting their prepaid proceeds in securities that had lower yields, hampering their returns for the six months. This also shortened the average maturity (or price sensitivity to changes in interest rates) of many mortgage-backed securities.

[left margin]

"THE ABILITY TO INVEST IN BB SECURITIES ALLOWS US GREATER FLEXIBILITY IN OUR EFFORTS TO ENHANCE RETURNS BY VENTURING INTO AN AREA OF THE MARKET THAT'S LARGELY OVERLOOKED."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF SEPTEMBER 30, 1998
U.S. Treasury Securities     33%
Corporate Bonds              26%
Mortgage-Backed Securities   24%
Asset-Backed Securities       8%
Gov't. Agency Securities      4%
Other                         5%

AS OF MARCH 31, 1998
U.S. Treasury Securities     27%
Corporate Bonds              26%
Mortgage-Backed Securities   25%
Asset-Backed Securities       7%
Other                        15%

Security types are defined on page 20.


6      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WAS THAT WHY PREMIUM BOND'S AVERAGE MATURITY FELL?

     That's the main reason, yes. Remember that the average maturities of mortgage-backed securities tend to fall during bond market rallies, and rise during market selloffs. So, as the market rallied, the average maturities of these securities naturally shortened. For Premium Bond, that translated into a decline in average maturity to 8.8 years by the end of September, from 10.7 years in April.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     Continued problems in Southeast Asia, Russia and Latin America finally seem to be exacting a toll on U.S. economic growth. The economy appears to be slowing despite historically low unemployment and steady job growth. Global demand for U.S. goods isn't likely to increase much any time soon, given the economic turmoil in many nations. We have also seen a drop in companies' capital spending projections, which means they are expecting growth to slow.

     Consumer spending is currently keeping the U.S. economy growing. However, with consumer savings very low and stock market profits at least temporarily on hold, consumer spending could falter. For these reasons, we believe that the Fed may eventually lower short-term interest rates again. At the very least, we aren't expecting them to raise rates anytime soon.

GIVEN THOSE EXPECTATIONS, HOW DO YOU PLAN ON POSITIONING PREMIUM BOND?

     We will likely maintain the portfolio's current defensive stance until there are further signs that global economic problems are being successfully resolved. If the market begins to stabilize somewhat, it might open the door for other types of fixed-income securities to perform better.

     With spreads between corporates and Treasurys unusually wide right now, we think that many corporates offer good long-term values. If the market stabilizes somewhat, we may look to add more of these securities to the portfolio.

[right margin]

". . . WE BELIEVE THAT THE FED MAY EVENTUALLY LOWER SHORT-TERM INTEREST RATES AGAIN. AT THE VERY LEAST, WE AREN'T EXPECTING THEM TO RAISE RATES ANYTIME SOON."

PORTFOLIO COMPOSITION BY CREDIT RATING
             % OF FUND INVESTMENTS
             AS OF           AS OF
            9/30/98         3/31/98
AAA            75%            74%
AA              3%             3%
A               8%             9%
BBB            14%            14%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 19 for more information.


                                                  www.americancentury.com      7


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
              $3,000,000   U.S. Treasury Notes, 6.25%,
                              3/31/99                            $  3,024,360
                 300,000   U.S. Treasury Notes, 7.125%,
                              9/30/99                                 307,449
               1,000,000   U.S. Treasury Notes, 5.625%,
                              12/31/99                              1,012,810
                 400,000   U.S. Treasury Notes, 7.75%,
                              1/31/00                                 416,636
               4,000,000   U.S. Treasury Notes, 5.50%,
                              2/29/00                               4,055,680
               1,000,000   U.S. Treasury Notes, 6.375%,
                              5/15/00                               1,029,740
               2,700,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                               2,859,570
               1,000,000   U.S. Treasury Notes, 7.50%,
                              11/15/01                              1,090,360
               1,300,000   U.S. Treasury Notes, 5.25%,
                              8/15/03                               1,358,344
                 700,000   U.S. Treasury Notes, 5.75%,
                              8/15/03                                 742,889
               1,450,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                              1,718,613
               1,000,000   U.S. Treasury Notes, 7.00%,
                              7/15/06                               1,164,770
               1,250,000   U.S. Treasury Notes, 5.50%,
                              2/15/08                               1,350,613
                 300,000   U.S. Treasury Notes, 5.625%,
                              5/15/08                                 328,560
               1,000,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                               1,567,010
               1,200,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                               1,767,432
               1,400,000   U.S. Treasury Bonds, 8.875%,
                              8/15/17                               2,024,596
                 750,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                               1,114,148
                 400,000   U.S. Treasury Bonds, 7.125%,
                              2/15/23                                 505,016
               1,600,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                              2,122,432
                 475,000   U.S. Treasury Bonds, 7.625%,
                              2/15/25                                 640,110
                 300,000   U.S. Treasury Bonds, 6.00%,
                              2/15/26                                 335,283
               1,850,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                               2,182,279
                                                                ---------------
TOTAL U.S. TREASURY SECURITIES--33.3%                              32,718,700
                                                                ---------------
   (Cost $30,626,428)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES
              $1,000,000   FHLMC, 6.10%, 11/27/98                $  1,001,500
                 500,000   FHLMC, 7.09%, 11/24/06                     503,365
               1,000,000   FHLMC, 5.75%, 4/15/08                    1,062,560
                 500,000   FNMA MTN, 7.00%, 2/20/07                   533,165
               1,000,000   FNMA MTN, 7.49%, 5/22/07                 1,042,540
                                                                ---------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--4.2%                                             4,143,130
                                                                ---------------
   (Cost $3,993,339)

MORTGAGE-BACKED SECURITIES(1)
                 912,773   FHLMC Pool #E68523, 6.50%,
                              10/7/03                                 934,031
               1,000,000   FHLMC Pool #C00553, 7.00%,
                              9/1/27                                1,027,404
                 263,178   FHLMC Pool #D75034, 8.50%,
                              10/1/26                                 274,321
                 965,421   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                  983,704
               1,197,874   FNMA Pool #272894, 6.00%,
                              2/1/09                                1,213,365
                 732,390   FNMA Pool #392607, 7.00%,
                              7/1/12                                  753,354
                 202,181   FNMA Pool #426130, 6.00%,
                              5/1/13                                  204,432
                 800,587   FNMA Pool #426773, 6.00%,
                              7/1/13                                  809,498
                 873,870   FNMA Pool #405425, 7.00%,
                              12/1/27                                 898,955
                 726,366   FNMA Pool #413812, 6.50%,
                              1/1/28                                  739,336
               1,818,455   FNMA Pool #406904, 7.50%,
                              4/1/28                                1,877,222
               1,820,447   FNMA Pool #426069, 7.00%,
                              5/1/28                                1,872,921
               1,000,000   FNMA REMIC, Series 1997-10,
                              Class M SEQ, 6.60%, 8/18/24           1,016,907
                 667,664   GNMA Pool #230356, 7.50%,
                              8/20/17                                 697,650
               1,144,987   GNMA Pool #313107, 7.00%,
                              11/15/22                              1,187,805
                  59,765   GNMA Pool #407141, 9.25%,
                              2/15/25                                  64,443
                 285,867   GNMA Pool #408099, 8.75%,
                              3/15/25                                 306,306
                 123,369   GNMA Pool #407254, 9.25%,
                              3/15/25                                 133,025
                 831,464   GNMA Pool #423986, 8.00%,
                              8/15/26                                 870,744
                 165,670   GNMA Pool #432437, 7.50%,
                              4/15/27                                 171,857

                                              See Notes to Financial Statements


8      1-800-345-2021


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
             $   858,557   GNMA Pool #447692, 7.50%,
                              5/15/27                             $   890,619
                 834,454   GNMA Pool #423061, 8.00%,
                              6/15/27                                 870,465
                 419,515   GNMA Pool #443782, 7.50%,
                              11/15/27                                435,182
                 136,945   GNMA Pool #461011, 7.50%,
                              11/15/27                                142,059
                 695,576   GNMA Pool #467626, 7.00%,
                              2/15/28                                 718,602
                 651,715   GNMA Pool #458862, 7.50%,
                              2/15/28                                 675,951
                 480,453   GNMA Pool #436277, 6.50%,
                              3/15/28                                 491,553
                 967,818   GNMA Pool #471859, 7.00%,
                              4/15/28                                 999,856
                  33,332   GNMA Pool #455126, 6.50%,
                              5/15/28                                  34,102
               1,996,526   GNMA Pool #458887, 6.50%,
                              5/15/28                               2,042,643
                 493,072   GNMA Pool #463891, 6.50%,
                              5/15/28                                 504,463
                                                                ---------------
TOTAL MORTGAGE-BACKED
SECURITIES--24.3%                                                  23,842,775
                                                                ---------------
   (Cost $23,315,809)

ASSET-BACKED SECURITIES(1)
               1,000,000   Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                       1,020,915
               1,000,000   CIT RV Trust, Series 1997 A,
                              Class A6, 6.35%, 1/15/00              1,041,057
                 750,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                 774,386
                 984,256   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                        1,015,067
                 508,071   Green Tree Financial Corp., Series
                              1995-7, Class A3, 6.35%,
                              11/15/26                                511,422
                 700,000   Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                     732,662
               1,000,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 3/1/03                    1,039,302
                 292,554   Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $292,167)(2)                       295,046

Principal Amount                                                      Value
--------------------------------------------------------------------------------
             $   500,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                            $   522,889
                 500,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                 523,707
                 397,273   World Omni Automobile Lease
                              Securitization, Series 1996 B,
                              Class A2, 6.20%, 11/15/02               399,361
                                                                ---------------
TOTAL ASSET-BACKED SECURITIES--8.0%                                 7,875,814
                                                                ---------------
   (Cost $7,644,164)

CORPORATE BONDS
AIRLINES--0.5%
                 461,785   Delta Air Lines, Inc., 7.54%,
                              10/11/11                                498,926
                                                                ---------------
AUTOMOBILES & AUTO PARTS--0.4%
                 350,000   General Motors Corp., 7.00%,
                              6/15/03                                 376,359
                                                                ---------------
BANKING--2.6%
                 250,000   Corestates Capital Corp., 5.875%,
                              10/15/03                                259,165
                 200,000   First Union Corp., 8.77%,
                              11/15/99                                208,630
                 500,000   National Bank of Canada,
                              8.125%, 8/15/04                         564,415
                 500,000   NationsBank Corporation,
                              6.125%, 7/15/04                         524,815
                 650,000   NationsBank Corporation,
                              6.60%, 5/15/10                          693,440
                 300,000   Santander Financial Issuances
                              Ltd., 6.375%, 2/15/11                   306,276
                                                                ---------------
                                                                    2,556,741
                                                                ---------------
CHEMICALS & RESINS--0.4%
                 300,000   ARCO Chemical Co., 10.25%,
                              11/1/10                                 377,142
                                                                ---------------
COMMUNICATIONS SERVICES--4.6%
                 750,000   Cable & Wireless Communications,
                              6.625%, 3/6/05                          767,813
                 500,000   CSC Holdings Inc., 7.625%,
                              7/15/18                                 483,750
                 650,000   LCI International, Inc., 7.25%,
                              6/15/07                                 687,648
                 500,000   MCI WorldCom, Inc., 8.875%,
                              1/15/01                                 548,110
                 300,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                  329,838
                 750,000   MCI WorldCom, Inc., 6.40%,
                              8/15/05                                 793,343

See Notes to Financial Statements


                                                  www.americancentury.com      9


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $  400,000   TCI Communications, Inc.,
                              6.375%, 9/15/99                     $   403,896
                 500,000   TKR Cable Inc., 10.50%,
                              10/30/99                                550,465
                                                                ---------------
                                                                    4,564,863
                                                                ---------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.9%
                 200,000   Anixter International Inc., 8.00%,
                              9/15/03                                 221,380
                 200,000   Hutchison Whampoa Financial,
                              Series B, 7.45%, 8/1/17
                              (Acquired 6/4/98, Cost
                              $170,238)(2)                            143,212
                 500,000   Yorkshire Power Finance, 6.15%,
                              2/25/03 (Acquired 2/19/98,
                              Cost $500,000)(2)                       509,445
                                                                ---------------
                                                                      874,037
                                                                ---------------
ENERGY (PRODUCTION & MARKETING)--1.5%
                 750,000   Enron Corp., 6.625%, 11/15/05              792,278
                 700,000   USX Corp., 6.85%, 3/1/08                   727,965
                                                                ---------------
                                                                    1,520,243
                                                                ---------------
ENERGY (SERVICES)--0.5%
                 500,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                         502,145
                                                                ---------------
FINANCIAL SERVICES--4.8%
                 400,000   Advanta Corp. MTN, Series B,
                              7.00%, 5/1/01                           366,592
                 500,000   Associates Corp., N.A., 6.625%,
                              6/15/05                                 539,215
               1,000,000   Comdisco, Inc., 6.375%,
                              11/30/01                              1,037,500
                 400,000   Dean Witter, Discover & Co.,
                              6.875%, 3/1/03                          427,836
                 500,000   Ford Motor Credit Co., 6.125%,
                              4/28/03                                 518,145
                 200,000   Ford Motor Credit Co., 6.75%,
                              5/15/05                                 215,174
                 250,000   Lehman Brothers Holdings Inc.
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                 249,873
               1,000,000   Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                1,031,620
                 300,000   Paine Webber Group Inc.,
                              7.875%, 2/15/03                         328,968
                                                                ---------------
                                                                    4,714,923
                                                                ---------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
INSURANCE--0.5%
             $   450,000   Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired
                              5/28/97-6/11/97,
                              Cost $452,966)(2)                   $   507,285
                                                                ---------------
LEISURE--0.7%
                 350,000   Hilton Hotels Corp., 7.00%,
                              7/15/04                                 362,009
                 300,000   Time Warner Inc., 6.85%,
                              1/15/26                                 320,751
                                                                ---------------
                                                                      682,760
                                                                ---------------
MACHINERY & EQUIPMENT--0.8%
                 750,000   Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                   774,053
                                                                ---------------
METALS & MINING--0.7%
                 600,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                  663,828
                                                                ---------------
OFFICE EQUIPMENT & SUPPLIES--0.4%
                 350,000   Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $364,084)(2)                       394,713
                                                                ---------------
PAPER & FOREST PRODUCTS--0.7%
                 750,000   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                  708,750
                                                                ---------------
PRINTING & PUBLISHING--0.3%
                 250,000   News America Inc., 6.625%,
                              1/9/08                                  260,048
                                                                ---------------
RAILROAD--1.5%
                 350,000   Norfolk Southern Corp., 7.90%,
                              5/15/97                                 417,526
               1,000,000   Norfolk Southern Corp., 6.95%,
                              5/1/02                                1,055,670
                                                                ---------------
                                                                    1,473,196
                                                                ---------------
REAL ESTATE--2.4%
                 500,000   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                         546,400
                 450,000   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                 466,178
                 750,000   Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $748,260)(2)              774,405
                 500,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                524,415
                                                                ---------------
                                                                    2,311,398
                                                                ---------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--0.4%
             $   300,000   Sears, Roebuck & Co., Inc.,
                              9.375%, 11/1/11                     $   398,634
                                                                ---------------
UTILITIES--1.7%
                 350,000   CalEnergy Co. Inc., 7.23%,
                              9/15/05                                 358,008
                 350,000   CalEnergy Co. Inc., 7.63%,
                              10/15/07                                365,512
                 500,000   Columbia Gas System, Inc. (The),
                              6.80%, 11/28/05                         541,010
                 400,000   Duke Power Co., 6.875%,
                              8/1/23                                  411,961
                                                                ---------------
                                                                    1,676,491
                                                                ---------------
TOTAL CORPORATE BONDS--26.3%                                       25,836,535
                                                                ---------------
   (Cost $24,779,193)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES--0.6%
             $   500,000   Hydro-Quebec, 8.05%, 7/7/24            $   599,055
                                                                ---------------
   (Cost $540,650)

MUNICIPAL OBLIGATION--2.0%
               2,000,000   Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)                 1,956,760
                                                                ---------------
   (Cost $1,858,550)

TEMPORARY INVESTMENTS--1.3%

Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.38%, dated 9/30/98,
    due 10/1/98 (Delivery value $1,260,188)                         1,260,000
                                                                ---------------
   (Cost $1,260,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $ 98,232,769
                                                                ===============
   (Cost $94,018,133)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MBIA = MBIA Insurance Corp.

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 1998 was $2,624,106, which represented 2.7% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $94,018,133)
  (Note 3) ...............................................          $ 98,232,769
Cash .....................................................                   428
Receivable for capital shares sold .......................               285,180
  Interest receivable ....................................             1,191,847
                                                                    ------------
                                                                      99,710,224
                                                                    ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ....................................                   638
Payable for capital shares
  redeemed ...............................................             3,241,942
Accrued management fees
  (Note 2) ...............................................                35,843
Dividends payable ........................................                75,903
Accrued expenses and
  other liabilities ......................................                    60
                                                                    ------------
                                                                       3,354,386
                                                                    ------------
Net Assets ...............................................          $ 96,355,838
                                                                    ============
CAPITAL SHARES,
$0.01 PAR VALUE
Authorized ...............................................           100,000,000
                                                                    ============
Outstanding ..............................................             9,189,840
                                                                    ============
Net Asset Value Per Share ................................          $      10.49
                                                                    ============
NET ASSETS CONSIST OF:
Capital (par value and
  paid in surplus) .......................................          $ 91,703,626
Accumulated undistributed
  net realized gain on investments .......................               437,576
Net unrealized appreciation
  on investments (Note 3) ................................             4,214,636
                                                                    ------------
                                                                    $ 96,355,838
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ..................................................           $2,766,610
                                                                      ----------
Expenses (Note 2):
Management fees ...........................................              199,797
Directors' fees and expenses ..............................                  345
                                                                      ----------
                                                                         200,142
                                                                      ----------
Net investment income .....................................            2,566,468
                                                                      ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................               57,571
Change in net unrealized appreciati
  on on investments .......................................            2,947,208
                                                                      ----------
Net realized and unrealized gain
  on investments ..........................................            3,004,779
                                                                      ----------
Net Increase in Net Assets
  Resulting from Operations ...............................           $5,571,247
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED) AND YEAR ENDED MARCH 31, 1998

                                                 SEPTEMBER 30,       MARCH 31,
Increase in Net Assets                               1998              1998

OPERATIONS
Net investment income ......................     $  2,566,468      $  3,493,146
Net realized gain on investments ...........           57,571           795,885
Change in net unrealized appreciation
  (depreciation) on investments ............        2,947,208         1,701,053
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        5,571,247         5,990,084
                                                 ------------      ------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income .................       (2,588,365)       (3,471,249)
From net realized gains from
   investment transactions .................             --            (387,844)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (2,588,365)       (3,859,093)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       46,787,785        72,857,318
Proceeds from reinvestment
  of distributions .........................        2,547,725         3,796,289
Payments for shares redeemed ...............      (21,133,694)      (35,363,449)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........       28,201,816        41,290,158
                                                 ------------      ------------
Net increase in net assets .................       31,184,698        43,421,149

NET ASSETS
Beginning of period ........................       65,171,140        21,749,991
                                                 ------------      ------------
End of period ..............................     $ 96,355,838      $ 65,171,140
                                                 ============      ============
Undistributed net investment income ........             --        $     21,897
                                                 ============      ============
TRANSACTIONS IN SHARES
OF THE FUND
Sold .......................................        4,580,787         7,303,108
Issued in reinvestment of distributions ....          248,723           376,344
Redeemed ...................................       (2,058,555)       (3,489,976)
                                                 ------------      ------------
Net increase ...............................        2,770,955         4,189,476
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Premium Bond Fund (Premium Bond) is one of the three funds issued by the Corporation. The investment objective of Premium Bond is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FORWARD COMMITMENTS--The Fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the Fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 0.45%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $56,676,816, including U.S. Treasury and Agency obligations totaling $39,021,944. Sales of investment securities, excluding short-term investments, totaled $24,991,510, including U.S. Treasury and Agency obligations totaling $18,112,765.

     As of September 30, 1998, accumulated net unrealized appreciation was $4,206,272, based on the aggregate cost of investments for federal income tax purposes of $94,026,497, which consisted of unrealized appreciation of $4,320,338, and unrealized depreciation of $114,066.


16      1-800-345-2021


Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                         1998(1)              1998           1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ...............   $    10.15        $     9.76     $     9.93     $     9.46     $     9.64     $    10.00
                                      ----------        ----------     ----------     ----------     ----------     ----------
Income From Investment
Operations
  Net Investment Income ...........         0.30              0.61           0.61           0.61           0.59           0.46
  Net Realized and Unrealized
  Gain (Loss) on Investments ......         0.34              0.45          (0.17)          0.47          (0.18)         (0.36)
                                      ----------        ----------     ----------     ----------     ----------     ----------
  Total From Investment
  Operations ......................         0.64              1.06           0.44           1.08           0.41           0.10
                                      ----------        ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ......        (0.30)            (0.61)         (0.61)         (0.61)         (0.59)         (0.46)
  From Net Realized Gains .........         --               (0.06)          --             --             --             --
                                      ----------        ----------     ----------     ----------     ----------     ----------
  Total Distributions .............        (0.30)            (0.67)         (0.61)         (0.61)         (0.59)         (0.46)
                                      ----------        ----------     ----------     ----------     ----------     ----------
Net Asset Value,
End of Period .....................   $    10.49        $    10.15     $     9.76     $     9.93     $     9.46     $     9.64
                                      ==========        ==========     ==========     ==========     ==========     ==========
  Total Return(2) .................         6.30%            11.14%          4.57%         11.53%          4.48%          0.92%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............         0.45%(3)          0.45%          0.45%          0.43%          0.45%          0.45%
Ratio of Net Investment Income
to Average Net Assets .............         5.79%(3)          6.06%          6.20%          6.08%          6.30%          4.65%
Portfolio Turnover ................           30%              138%            63%            92%            51%           144%
Net Assets, End of Period
(in thousands) ....................   $   96,356        $   65,171     $   21,750     $   20,280     $   10,334     $    8,080

(1)  Six months ended September 30, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for less than one year are not annualized.

(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      17


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Premium Bond is:

     CORPORATE DEBT FUNDS RATED A --funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON

CREDIT RESEARCH MANAGER
     GREG AFIESH


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


20      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY PREMIUM RESERVES, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9811                              (c)1998 American Century Services Corporation
SH-BKT-14216                                            Funds Distributor, Inc.